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                                   EXHIBIT D

                             JOINT FILING AGREEMENT

         The undersigned hereby agree that the statement on Schedule 13G with respect to the Shares of CuraGen Corporation dated as of March 26, 1998 is, and any amendments thereto (including any amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

Dated: March 26, 1998      QUANTUM INDUSTRIAL PARTNERS LDC


                           By:  /s/ Michael C. Neus
                              ____________________________
                                Michael C. Neus
                                Attorney-in-Fact

Dated: March 26, 1998      QIH MANAGEMENT INVESTOR, L.P.

                           By:  QIH Management, Inc.
                                its General Partner


                           By:  /s/ Michael C. Neus
                              ____________________________
                                Michael C. Neus
                                Vice President

Dated: March 26, 1998      QIH MANAGEMENT, INC.


                           By:  /s/ Michael C. Neus
                              ____________________________
                                Michael C. Neus
                                Vice President

Dated: March 26, 1998      SOROS FUND MANAGEMENT LLC


                           By:  /s/ Michael C. Neus
                              ____________________________
                                Michael C. Neus
                                Assistant General Counsel

Dated: March 26, 1998      GEORGE SOROS


                           By:  /s/ Michael C. Neus
                              ____________________________
                                Michael C. Neus
                                Attorney-in-Fact

Dated: March 26, 1998      STANLEY F. DRUCKENMILLER


                           By:  /s/ Michael C. Neus
                              ____________________________
                                Michael C. Neus
                                Attorney-in-Fact